SCHEDULE 14A INFORMATION

  Revocation Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

  Filed by the Registrant {X}

  Filed by a Party other than the Registrant {_}

  Check the appropriate box:
  {_}Preliminary Proxy Statement (Revocation of Consent Statement) {_}Definitive Proxy Statement (Revocation of Consent Statement)
  {_}Definitive Additional Materials
  {X}Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                    GREAT WESTERN FINANCIAL CORPORATION
                 -----------------------------------------
             (Name of Registrant as specified in its charter)

                    GREAT WESTERN FINANCIAL CORPORATION
                ------------------------------------------
                (Name of person(s) filing proxy statement)

  Payment of Filing Fee (Check the appropriate box):

  {X}  No fee required.

  {_}  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3)  Per unit price or other underlying value of transaction computed pursuant
       to Exchange Act Rule 0-11:       _______________________________________

  (4)  Proposed maximum aggregate value of transactions:      _________________

  (5)  Total fee paid.

  --------

  {_}  Fee paid previously with preliminary materials.

  {_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:      __________________________________________

  (2)  Form, Schedule or Registration Statement No.:      ____________________

  (3)  Filing Party:      ____________________________________________________

  (4)  Date Filed:      _____________________________________________________